Exhibit 10.1





                             DATED DECEMBER 3, 1998







                            (1) TOUCAN MINING LIMITED

                                     - and -

                         (2) TOUCAN GOLD CORPORATION INC

                                     - and -

                                 (3) MINMET PLC






                      -------------------------------------

                                    AGREEMENT
                    for the sale and purchase of the whole of
                   the issued share capital of Anagram Limited
                      -------------------------------------








                            MATHESON ORSMBY PRENTICE
                               POUNTNEY HILL HOUSE
                             6 LAURENCE POUTNEY HILL
                                 LONDON EC4R 0BL
                             TEL: + 44 171 404 0998
                             FAX: + 44 171 583 5644


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                                      INDEX


       Clause No.                                           Heading                                       Page No.
--------------------------------------------------------------------------------------------------------------------

           1.             Interpretation                                                                     1
           2.             Pre-Condition                                                                      3
           3.             Sale and Purchase                                                                  3
           4.             Consideration                                                                      3
           5.             Completion                                                                         4
           6.             Warranties                                                                         4
           7.             Costs                                                                              4
           8.             Further Assurance                                                                  4
           9.             Notices                                                                            4
           10.            Law                                                                                5
           11.            Counterparts                                                                       5
SCHEDULE I                The Option Agreement                                                               6
SCHEDULE II               The Supplemental Agreement                                                         7


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         THIS AGREEMENT is made the 3rd day of December, 1998.

                                    BETWEEN:

(1) TOUCAN MINING LIMITED, a private limited company incorporated under the laws of the Isle of Man, whose registered office is at Celtic House, Douglas, Isle of Man (the "Vendor"); and

(2) TOUCAN GOLD CORPORATION INC., a public limited company incorporated under the laws of the State of Delaware, and whose Principal Executive Offices are situate at 8201 Preston Road, Suite 600, Dallas, Texas 75225, USA (the "Parent");

(3) MINMET PLC, a public limited company incorporated under the laws of Ireland and whose registered office is at 10 Fitzwilliam Square, Dublin 2 (the "Purchaser").

                                    WHEREAS:

         (A) Anagram Limited (the "Company") is a private company limited by shares incorporated under the laws of the Isle of Man and whose registered office is at Celtic House, Victoria Street, Douglas, Isle of Man.

         (B) The Vendor is the legal and beneficial owner of the entire issued share capital of the Company, (hereafter referred to as the "Sale Shares").

         (C) The Vendor has agreed to sell and the Purchaser has agreed to purchase the Sales Shares on the terms and subject to the conditions hereinafter contained.

         NOW IT IS HEREBY AGREED as follows:

         1.       INTERPRETATION

                  1.1 In the Agreement and the Schedule hereto the following words and expressions shall have the following meanings:

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                  "Assignment of Loan Note"                   the assignment of the loan note as
                                                              annexed to the Option Agreement;

                  "Claims"                                    the priority exploration claims
                                                              and applications of the Company in
                                                              respect of various locations in the
                                                              Cuiaba region, Brazil, as more
                                                              fully set out in the Schedule to
                                                              the Option Agreement;



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                  "Completion"                                completion of the sale and purchase of the
                                                              Sale Shares in accordance with this
                                                              Agreement;

                  "Encumbrance"                               a mortgage, charge, pledge, lien, option,
                                                              restriction, right of first refusal, pre-emption
                                                              right, third party right or interest, other
                                                              encumbrance or security interest of any kind,
                                                              or another type of preferential arrangement
                                                              (including, without limitation, a title transfer
                                                              or retention arrangement) having similar
                                                              effect;

                  the "Option Agreement"                      the agreement between the Vendor, the
                                                              Parent and the Company of even date and
                                                              attached hereto as Schedule 1;

                  "person"                                    any individual, firm, company or other
                                                              incorporated or unincorporated body;

                  "the Purchaser's Solicitors"                Matheson Ormsby Prentice of Pountney Hill
                                                              House, 6 Laurence Pountney Hill, London
                                                              EC4R 0BL;

                  "the Sale Shares"                           all of the issued ordinary shares in the capital
                                                              of the Company legally and beneficially
                                                              owned by the Vendor;

                  "the Share Purchase Agreement"              the agreement between the Vendor, the
                                                              Parent and the Company annexed to the
                                                              Option Agreement in Schedule II thereof;

                  "the Supplemental Agreement"                the agreement between the Vendor, the
                                                              Parent, the Company and the Purchaser in
                                                              the agreed form as annexed hereto in
                                                              Schedule II;

                  "US$"                                       dollars, the lawful currency of the United
                                                              States of America;

                  "the Vendor's Solicitors"                   Walsh Lawson of 54-62 Regents Street,
                                                              London W1R 5PJ;

                  "(British Pound)"                           sterling pounds, the local currency of the
                                                              United Kingdom.
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                  1.2  In  this  Agreement  references  to  statutes,   by-laws,
regulations  and  delegated  legislation  shall  include  any  statute,  by-law, regulation or delegated legislation  modifying,  re-enacting,  extending or made pursuant to the same or which is modified,  re-enacted,  or extended by the same or pursuant to which the same is made.

                  1.3 A document is in "the agreed form" if it is in the form of a draft agreed between and initialled by or on behalf of the parties hereto on or before the date hereof.

                  1.4 The Schedules to this Agreement are an integral part of this Agreement and references to this Agreement include references to such Schedules.

                  1.5 References in this Agreement to Clauses, Sub-Clauses, paragraphs and Schedules are references to those contained in this Agreement.

                  1.6 For the avoidance of doubt, words and phrases utilised in the Option Agreement have the same meaning as in this Agreement unless the context otherwise requires.

         2.       PRE-CONDITION

         Notwithstanding any other provision of this Agreement, the obligations of the Purchaser hereunder and Completion are conditional upon the Vendor, the Parent and the Company entering into the Supplemental Agreement in the agreed form annexed hereto at Schedule II.

         3.       SALE AND PURCHASE

                  3.1 The Vendor agrees to sell with full title guarantee and the Purchaser agrees to buy the Sale Shares and each right attaching to the Sale Shares at or after the date of this Agreement, free of any Encumbrance and the Vendor hereby waives any rights of pre-emption it has in relation to any of the Sale Shares.

                  3.2 The Vendor warrants that it is the sole legal and beneficial owner of and has full lawful right, title and authority to transfer the beneficial ownership of the Sale Shares free from any Encumbrance, and that the Sale Shares comprise the entire issued share capital of the Company.

         4.       CONSIDERATION

                  4.1 The total purchase consideration payable by the Purchaser for the purchase of the Sale Shares shall be the allotment of 7,500,000 ordinary shares in the Purchaser (the "Allotted Shares") to the Vendor subject always to the restrictions contained in Clause 4.2.

                  4.2 It is hereby agreed that the Vendor will be restricted from transferring, selling, disposing or dealing in any way with the Allotted Shares during the Option Period (together with a further period of two months thereafter in the case of the matters referred to at (ii), (iii) and (iv) below) until the first to happen of the following events, namely:


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                           (i)  The  Option  is  exercised  by  the Optionee; or

                           (ii) The  Optionee  notifies  the Optionor in writing
                  that it wishes to terminate the Option; or

                           (iii) 30 June  1999,  or such  later  date as may be
                  agreed by all the parties to the Option Agreement; or

                           (iv) The  breach by the  Optionee  of its  obligation
                  more particularly referred to in Clause 5.1(iv) in the Option Agreement.

                  4.3 For the avoidance of doubt, in the event of the Option being exercised by the Optionee in accordance with Clause 3, the restrictions set out at Clause 4.1 of the Share Purchase Agreement shall not be applicable in respect of the Allotted Shares.

                  4.4 In the event of the Vendor asserting a breach by the Company in accordance with the provisions of clause 5.1(iv) of the Option Agreement, full details of such breach shall be notified to the Purchaser in writing prior to any exercise by the Vendor of its rights pursuant to clause 4.2(iv) the Purchaser shall be provided with a period of seven working days to remedy the alleged breach to the satisfaction of the Vendor.

                  4.5 Notwithstanding the provisions of Clause 4.2 above, the Allotted Shares may be placed through the Purchaser's brokers in agreement with the Purchaser at any time after the date hereof. The Purchaser undertakes to act reasonably in respect of all requests for sale of the Allotted Shares from the Vendor.

         5.       COMPLETION

                  5.1 Completion shall take place at the offices of the Vendors Solicitors or at such other place as the parties may agree immediately after the signing of this Agreement.

                  5.2 At  Completion  the Vendor shall  deliver to the Purchaser
(i) an executed stock transfer form in respect of the Sales Shares together with any and every Share Certificate which the Vendor's may possess representing all or any of the Sale Shares; (ii) a letter executed as a deed in the form required by the Purchaser from each present director and secretary of the Company resigning their respective offices from the Company.

                  5.3 The Vendor shall procure that at Completion the directors of the Company hold a meeting at which they approve (subject to stamping if applicable) the registration of the Purchaser as owner of the Sale Shares; and the appointment of such persons as nominated by the Purchaser as directors of the Company with effect from the end of the meeting.



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         6.       WARRANTIES

                  6.1 The Vendor warrants, represents and undertakes to the Purchaser that save for entering into the Option Agreement, the Company has not carried on any trade or business and that other than the rights and interests arising from the Option Agreement, the Company has no interest whatsoever in any assets and does not have any liabilities.

                  6.2 Save as disclosed in writing to the Purchaser prior to the signing hereof and as is apparent from the Memorandum dated 17 November 1998 to the Purchaser from Pinheiro Neto - Advogados, Mineradora de Bauxita Ltda with head offices at Avenida Tapajos Nr 2097 in the City of Santarem, State of Para, Brazil is the beneficial owner of the Claims.

         7.       COSTS

                  7.1 Except where this Agreement provides otherwise, each party shall pay its own costs relating to the negotiation, preparation, execution and performance by it of this Agreement and of each document referred to in it.

         8.       FURTHER ASSURANCE

                  8.1 After Completion the Vendor and the Parent shall do all such things as the Purchaser reasonably requests to vest in the Purchaser title to the Sale Shares or to comply with the Purchaser's obligations under this Agreement.

         9.       NOTICES

                  9.1 Any notice or other communication given or made under this Agreement shall be in writing and may be delivered to the relevant party or sent by first class prepaid letter, or telex or facsimile transmission to the address of that party specified in this Agreement or to that party's telex or facsimile transmission number thereat or such other address or number as may be notified hereunder by that party from time to time for this purpose and shall be effectual notwithstanding any change of address not so notified.

                  9.2 Unless the contrary shall be proved, each such notice or communication shall be deemed to have been given or made and delivered, if by letter, 48 hours after posting, if by delivery, when left at the relevant address and, if by telex or facsimile transmission, when transmitted.

         10.      LAW

                  10.1 This Agreement shall be governed by and construed in all respects in accordance with the laws of England and Wales and the parties agree to submit to the nonexclusive jurisdiction of the English Courts as regards any claim or matter arising in relation to this Agreement.



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         11.      COUNTERPARTS

                  11.1  This   Agreement  may  be  executed  in  any  number  of
counterparts each of which when executed and delivered is an original, but all the counterparts together consitute the same document.





TOUCAN MINING LIMITED


By:  /s/ R.P. Jeffcock
     --------------------------
     R.P. Jeffcock



TOUCAN GOLD CORPORATION


By:  /s/ R.P. Jeffcock
     --------------------------
     R.P. Jeffcock



MINIMET PLC


By:  /s/ Michael Nolan
     --------------------------
     Michael Nolan


By:  /s/ Gordon P. Riddler
     --------------------------
     Gordon P. Riddler

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                                   SCHEDULE I

                              The Option Agreement

                          (Omitted. See Exhibit 10.3)



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